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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K





                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 30, 2004

                     STRUCTURED ASSET SECURITIES CORPORATION
--------------------------------------------------------------------------------
                 (Exact name of registrant specified in Charter)
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               Delaware                               333-115858                            74-2440850
           -----------------                        --------------                     --------------------
            (State or other                          (Commission                          (IRS Employer
            jurisdiction of                          File Number)                      Identification No.)
            incorporation)
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        745 Seventh Avenue, 7th Floor
             New York, New York                              10019
-------------------------------------------                ---------
  (Address of principal executive offices)                 Zip Code

           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 526-7000
                                    No Change
--------------------------------------------------------------------------------
          Former name and former address, if changed since last report)


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ITEM 5.  Other Events.

         The Registrant registered issuances of Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-115858 (the "Registration Statement")). Pursuant to the Registration Statement, the Registrant issued $241,578,100.00 in aggregate principal amount Class A, Class B1, Class B2, Class B3 and Class R Certificates of its Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2004-11 on July 30, 2004. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated June 25, 2004, as supplemented by the Prospectus Supplement, dated July 28, 2004 (the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

         The Certificates (as defined below) were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of July 1, 2004, among Structured Asset Securities Corporation, as depositor (the "Depositor"), Aurora Loan Services Inc., as master servicer (the "Master Servicer") and JPMorgan Chase Bank, as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class A, Class B1, Class B2, Class B3, Class B4, Class B5, Class B6, Class P and Class R Certificates. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of a pool of certain adjustable rate, conventional, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $245,383,051.39 as of July 1, 2004. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.



                                       2
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ITEM 7.       Financial Statements; Pro Forma Information and Exhibits.

              (a) Not applicable.

              (b) Not applicable.

              (c) Exhibits:
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
                     1.1      Terms Agreement, dated July 27, 2004, between Structured Asset
                              Securities Corporation, as Depositor, and Lehman Brothers Inc., as
                              the Underwriter.

                     4.1      Trust Agreement, dated as of July 1, 2004, among Structured Asset
                              Securities Corporation, as Depositor,  Aurora Loan Services Inc., as
                              Master Servicer and JPMorgan Chase Bank, as Trustee.

                    99.1      Mortgage Loan Sale and Assignment Agreement, dated as of July 1,
                              2004, between Lehman Brothers Holdings Inc., as Seller, and
                              Structured Asset Securities Corporation, as Purchaser.

                    99.2      Servicing Agreement, dated as of July 1, 2004, between Lehman
                              Brothers Holdings Inc. and Aurora Loan Services Inc.

                    99.3      Transfer Notice, dated as of July 1, 2004, between Colonial Savings,
                              F.A. and Lehman Brothers Holdings Inc.

                    99.4      Reconstituted Servicing Agreement, dated as of July 1, 2004, between
                              Countrywide Home Loans, Inc. and Lehman Brothers Holdings, Inc.

                    99.5      Reconstituted Servicing Agreement, dated as of July 1, 2004 between
                              Greenpoint Mortgage Funding, Inc. and Lehman Brothers Holdings, Inc.

                    99.6      Correspondent Servicing Agreement, dated as of June 26, 2002, by and among Lehman Brothers Bank, FSB, Aurora Loan Services Inc. and
                              Colonial Savings, F.A.

                    99.7      Flow Seller's Warranties and Servicing Agreement, dated as of
                              June 1, 2004, by and between Lehman Brothers Bank, FSB and
                              Countrywide Home Loans, Inc.

                    99.8      Flow Mortgage Loan Purchase Warranties and Servicing Agreement, dated as of August 1, 2003, by and between Lehman Brothers Bank, FSB and
                              Greenpoint Mortgage Funding, Inc.

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                                       3
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 STRUCTURED ASSET SECURITIES CORPORATION


                                 By:/s/ Michael C. Hitzmann
                                    -----------------------------------
                                 Name:    Michael C. Hitzmann
                                 Title:   Vice President

Date:  August 13, 2004



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                                  EXHIBIT INDEX
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Exhibit No.                                Description                                      Page No.
-----------                                -----------                                      --------
 1.1            Terms Agreement, dated July 27, 2004, between Structured Asset Securities
                Corporation, as Depositor, and Lehman Brothers Holdings Inc., as the
                Underwriter.

 4.1            Trust Agreement, dated as of July 1, 2004, among Structured Asset
                Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master
                Servicer and JPMorgan Chase Bank, as Trustee.

99.1            Mortgage Loan Sale and Assignment Agreement, dated as of July 1, 2004, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset
                Securities Corporation, as Purchaser.

99.2            Servicing Agreement, dated as of July 1, 2004, between Lehman Brothers
                Holdings Inc. and Aurora Loan Services Inc.

99.3            Transfer Notice, dated as of July 1, 2004, between Colonial Savings, F.A.
                and Lehman Brothers Holdings Inc.

99.4            Reconstituted Servicing Agreement, dated as of July 1, 2004, between
                Countrywide Home Loans, Inc. and Lehman Brothers Holdings, Inc.

99.5            Reconstituted Servicing Agreement, dated as of July 1, 2004 between
                Greenpoint Mortgage Funding, Inc. and Lehman Brothers Holdings, Inc.

99.6            Correspondent Servicing Agreement, dated as of June 26, 2002, by and among
                Lehman Brothers Bank, FSB, Aurora Loan Services Inc. and Colonial Savings, F.A.

99.7            Flow Seller's Warranties and Servicing Agreement, dated as of June 1, 2004, by and between Lehman Brothers Bank, FSB and Countrywide Home Loans, Inc.

99.8            Flow Mortgage Loan Purchase Warranties and Servicing Agreement, dated as of August 1, 2003, by and between Lehman Brothers Bank, FSB and Greenpoint
                Mortgage Funding, Inc.


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